Earnings per share (EPS) (Tables)	12 Months Ended
Dec. 31, 2023
Earnings per share (EPS)
Schedule of loss and share data used in the basic and diluted EPS calculations

	For the Year Ended December 31,
(in thousands, except for share and per share amounts)	2023	2022	2021
Loss for the year	$(41,974)	$(31,907)	$(42,355)
Weighted average number of common shares	26,732,556	25,924,005	19,758,169
Basic and diluted loss per share	$(1.57)	$(1.23)	$(2.14)